Assets and Liabilities Classified as Held for Sale	12 Months Ended
Dec. 31, 2024
Assets and Liabilities Classified as Held for Sale [Abstract]
ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE

NOTE 16 – ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE

The Company classified certain long-lived assets as held for sale as of December 31, 2024 and 2023 due to its plan to dispose of these assets.

During 2024, the Company decided to dispose of a group of assets consisting of the right of use asset of some of its leased property in Ness Ziona, the leasehold improvements installed in the property and certain laboratory equipment. See note 9 – Leases for additional information on the disposed right of use asset.

As of December 31, 2024, the Company had identified a potential purchaser and negotiated a potential transaction to sell these assets. The transaction was completed in the first quarter of 2025; therefore, the criteria for assets held-for-sale were satisfied as of December 31, 2024. For the year ended December 31, 2024, the Company recognized a loss of $487 thousand related to the group of assets held for sale.

On September 19, 2021, the Company entered into a lease agreement for a manufacturing plant space in Yavne, Israel for the purpose of manufacturing AllocetraTM to support ongoing clinical trials,. The lease provided for a term of 60 months with options for two successive 60-month extensions. The Company completed construction on the manufacturing plant in the fourth quarter of 2022. During 2023, the Company announced a strategic reprioritization plan, which included the sale of the plant and leasehold improvements installed in the plant and certain laboratory equipment. The group of assets and liabilities was classified as held for sale as of December 31, 2023, and the assets and liabilities were sold during 2024. The Company recognized losses on the disposed assets and liabilities of $470 thousand and $4,244 thousand for the years ended December 31, 2024 and 2023, respectively.